UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2013

Heritage Oaks Bancorp
(Exact name of registrant as specified in its charter)

California	000-25020	77-0388249
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1222 Vine Street, Paso Robles, CA	93446
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   805-369-5200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2013, Heritage Oaks Bancorp (NASDAQ:HEOP) (the "Company"), issued a press release announcing the appointment of Mark K. Olson, age 49, to the position of Executive Vice President and Chief Financial Officer of the Company and of its subsidiary, Heritage Oaks Bank, effective January 7, 2013. Mr. Olson has more than 23 years of financial services industry experience. He has been involved in all aspects of finance including financial planning and analysis, accounting, budgeting, financial reporting, financial and management information systems, and corporate finance. He has held a number of senior financial management positions prior to joining Heritage Oaks Bancorp. Most recently, he served as Executive Vice President and CFO at Pacific Capital Bancorp and its subsidiary Santa Barbara Bank & Trust, a $6 billion community bank located on the central coast of California, until its acquisition by UnionBanCal Corporation.

Prior to Pacific Capital Bancorp, Mr. Olson served as Vice President and Finance Director at Goldman Sachs Bank, USA, a $120 billion commercial banking subsidiary of Goldman Sachs Group, Inc., the fifth largest bank holding company in the United States. He also held a number of senior financial management positions at Westcorp, a $16 billion diversified financial services holding company for Western Financial Bank, a federally chartered savings bank, and WFS Financial, a nationwide automobile finance company, prior to its acquisition by Wachovia Corporation.

The terms of Mr. Olson's employment arrangement with the Bank provide that he will: (i) earn an initial annual salary of $250,000, (ii) receive a relocation allowance of $50,000, (iii) receive a restricted stock grant with a fair value up to $150,000 and a five-year vesting schedule, subject to TARP requirements, (iv) receive incentive stock options with a fair value up to $60,000 and a three-year vesting schedule, subject to TARP requirements, (v) be eligible to participate in the Bank's incentive compensation plan, (vi) be eligible to participate in the Bank's Employee Stock Ownership Plan, (vi) be eligible to participate in the Bank's 401(k) Plan, (vii) receive an auto allowance of $1,000 per month, and (viii) be eligible to participate in the Bank's other general employee benefits available to Company and Bank employees.

The Company issued a press release announcing Mr. Olson's appointment on January 11, 2013. A copy of the press release is attached to this 8-K as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Press release dated January 11, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heritage Oaks Bancorp (Registrant)
January 11, 2013 (Date)	/s/ SIMONE LAGOMARSINO Simone Lagomarsino President/Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 11, 2013.